SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A
                             (AMENDMENT NUMBER ONE)

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                Date of earliest event reported: October 26, 2004

                                 MEMS USA, INC.
                       (FORMERLY LUMALITE HOLDINGS, INC.)
               (Exact name of registrant as specified in charter)

         Nevada                            0-4846-3            82-0288840
-------------------------------------------------------------------------------
(State or other jurisdiction             (Commission          (IRS employer
    of incorporation)                    file number)       identification no.)

                         5701 Lindero Canyon Rd., #2-100
                           Westlake Village, CA 91362
                    (Address of Principal Executive Offices)

Registrant's telephone number, including area code (818) 735-4750

ITEM 2.01  COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

      On February 18, 2004, MEMS USA, Inc. (formerly Lumalite Holdings,Inc.) (hereinafter, the "Company") acquired 100 % of the common stock of the common stock of MEMS USA, Inc., a California corporation (hereinafter "MEMS"), pursuant to that certain Merger Agreement and Plan of Reorganization entered into as of January 29, 2004 by and among, among others, MEMS, the Company, MemAcq1-2-3, Inc., a California corporation (a wholly owned subsidiary of the Company), and certain shareholders of MEMS and the Company (the "Agreement").

This transaction (the "acquisition") closed on February 18, 2004.

      The acquiring entity for accounting purposes was MEMS, which is the primary operating entity. MEMS' fiscal year ends on September 30.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

      No financial statements or exhibits were filed in conjunction with the Form 8-K filed to report the acquisition. The following financial statements of the Company are deemed filed as Exhibits 1 and 2 of this Form 8-K/A Amended Report and are incorporated herein by this reference:

      Exhibit 1: Audited consolidated Financial Statements for the Company and MEMS for the financial years ending September 30, 2002 and September 2003; and

      Exhibit 2: Unaudited condensed consolidated Financial Statements for the Company for the nine month period ending June 30, 2004.

      Exhibit 3: The Agreement.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           MEMS USA, INC.



Date:  November 22, 2004                   By: /s/ Lawrence Weisdorn
                                              --------------------------------
                                              Lawrence Weisdorn, CFO

                                  EXHIBIT INDEX


1. Audited Financial Statements of MEMS USA, Inc. for the period ending September 30, 2003

2. Unaudited Financial Statements of MEMS USA, Inc. for the period ending June 30, 2004

3. Merger Agreement and Plan of Reorganization entered into as of January 29, 2004 by and among, among others, MEMS, the Company, MemAcq1-2-3, Inc., a California corporation (a wholly owned subsidiary of the Company), and certain shareholders of MEMS and the Company.

                                                                       Exhibit 1

                                 MEMS USA, INC.
                          (A DEVELOPMENT STAGE COMPANY)

                              FINANCIAL STATEMENTS

                     YEARS ENDED SEPTEMBER 30, 2003 AND 2002






                                    CONTENTS

                                                      Page

INDEPENDENT AUDITORS' REPORT                            1

FINANCIAL STATEMENTS:
  Balance Sheet                                         2
  Statements of Operations                              3
  Statement of Stockholders' Deficit                   4-6
  Statements of Cash Flows                              7
  Notes to Financial Statements                       8-17

Board of Directors
Mems USA, Inc.
Westlake Village, California

We have audited the accompanying balance sheet of Mems USA, Inc. (a California corporation in the development stage) as of September 30, 2003 and the related statements of operations, stockholders' deficit and cash flows for the two years ended September 30, 2003 and for the period from inception (November 17, 2000) to September 30, 2003. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Mems USA, Inc. as of September 30, 2003, and the results of its operations and cash flows for the two years ended September 30, 2003 and for the period from inception (November 17, 2000) to September 30, 2003, in conformity with accounting principles generally accepted in the United States of America.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 1 to the accompanying financial statements, the Company has no established source of revenue, which raises substantial doubt about its ability to continue as a going concern. Management's plan in regard to these matters is also discussed in Note
1. These financial statements do not include any adjustments that might result from the outcome of this uncertainty.





CERTIFIED PUBLIC ACCOUNTANTS

Santa Monica, California
December 1, 2003

                                 MEMS USA, INC.
                          (A DEVELOPMENT STAGE COMPANY)

                       BALANCE SHEET - SEPTEMBER 30, 2003


                                     ASSETS


CURRENT ASSETS:
    Cash and cash equivalents                                       $     23,613
    Contracts in process, net of reserves                                 70,000
                                                                    ------------

         Total current assets                                                       $     93,613


PROPERTY AND EQUIPMENT, net                                                              153,896

DEPOSITS                                                                                  49,140
                                                                                    ------------

         Total assets                                                               $    296,649
                                                                                    ============


                      LIABILITIES AND STOCKHOLDERS' DEFICIT

CURRENT LIABILITIES:
    Accounts payable and accrued expenses                           $    313,971
    Accrued salaries to be paid by the issuance of common stock          228,250
    Dividends payable                                                      6,100
    Deferred revenue                                                      28,333
                                                                    ------------

                                                                                   $    576,654

STOCKHOLDERS' DEFICIT:
    Convertible  preferred stock,  Series A, $0.001 par value,
      1,200,000 shares authorized, 86,000 shares issued
      and outstanding                                                         86
    Common stock; $.001 par value, 25,000,000 shares
      authorized, 5,015,600 shares issued and outstanding                  5,016
    Stock subscriptions receivable                                       (50,300)
    Additional paid in capital                                           616,398
    Deficit accumulated during development stage                        (851,205)
                                                                    ------------

         Total stockholders' deficit                                                    (280,005)
                                                                                    ------------

         Total liabilities and stockholders' deficit                                $    296,649
                                                                                    ============

The accompanying notes form an integral part of these financial statements.

                                     MEMS USA, INC.
                             (A DEVELOPMENT STAGE COMPANY)

                               STATEMENTS OF OPERATIONS


                                                    For the year ended
                                            --------------------------------   From November 17,
                                             September 30,     September 30,  2000 (inception) to
                                                 2003              2002       September 30, 2003
                                            --------------    --------------    --------------
REVENUES                                    $           --    $           --    $           --
                                            --------------    --------------    --------------

COSTS:
      Contract costs                                18,057                --            18,057
      General and administrative expenses          614,021           219,127           833,148
                                            --------------    --------------    --------------
                                                   632,078           219,127           851,205
                                            --------------    --------------    --------------

LOSS BEFORE PROVISION FOR INCOME TAXES            (632,078)         (219,127)         (851,205)

PROVISION FOR INCOME TAXES                              --                --                --
                                            --------------    --------------    --------------

NET LOSS                                    $     (632,078)   $     (219,127)   $     (851,205)
                                            ==============    ==============    ==============


NET LOSS PER SHARE, BASIC                   $        (0.13)   $        (0.10)
                                            ==============    ==============


WEIGHTED AVERAGE NUMBER OF SHARES
      OUTSTANDING, BASIC                         4,775,471         2,106,500
                                            ==============    ==============

                                 MEMS USA, INC.
                          (A DEVELOPMENT STAGE COMPANY)

                       STATEMENT OF STOCKHOLDERS' DEFICIT

         PERIOD FROM NOVEMBER 17, 2000 (INCEPTION) TO SEPTEMBER 30, 2003

                                                Common stock                    Preferred stock            Additional
                                      -----------------------------------------------------------------      paid-in
                                          Shares           Amount           Shares           Amount          capital
                                      --------------   --------------   --------------   --------------   --------------
Balance at November 17, 2000                      --   $           --               --   $           --   $           --

Issuance of common stock;
    founders shares - November 2000        1,250,000            1,250               --               --               --

Net loss                                          --               --
                                      --------------   --------------   --------------   --------------   --------------

Balance at September 30, 2001              1,250,000            1,250               --               --               --

Issuance of common stock;
    founders shares - July 2002            3,250,000            3,250               --               --               --

Issuance of common stock for
    services - July 2002                       6,000                6               --               --            5,994

Issuance of common stock for
    services - July 2002                      20,000               20               --               --           19,980

Issuance of common stock for
    services - July 2002                      50,000               50               --               --           49,950

Issuance of common stock for
    services - July 2002                     100,000              100               --               --           99,900

Net loss for the year ended
  September 30, 2002                              --               --                                --               --
                                      --------------   --------------   --------------   --------------   --------------
Balance at September 30, 2002              4,676,000            4,676               --               --          175,824


                                                           Deficit
                                                         accumulated
                                                           during              Total
                                      Subscriptions      development       stockholders'
                                        receivable          stage             deficit
                                      --------------    --------------    --------------
Balance at November 17, 2000          $           --    $           --    $           --

Issuance of common stock;
    founders shares - November 2000               --                --             1,250

Net loss
                                      --------------    --------------    --------------

Balance at September 30, 2001                     --                --             1,250

Issuance of common stock;
    founders shares - July 2002               (2,050)               --             1,200

Issuance of common stock for
    services - July 2002                          --                --             6,000

Issuance of common stock for
    services - July 2002                          --                --            20,000

Issuance of common stock for
    services - July 2002                          --                --            50,000

Issuance of common stock for
    services - July 2002                          --                --           100,000

Net loss for the year ended
  September 30, 2002                              --          (219,127)         (219,127)
                                      --------------    --------------    --------------
Balance at September 30, 2002                 (2,050)         (219,127)          (40,677)

                                 MEMS USA, INC.
                          (A DEVELOPMENT STAGE COMPANY)

                 STATEMENT OF STOCKHOLDERS' DEFICIT (CONTINUED)

         PERIOD FROM NOVEMBER 17, 2000 (INCEPTION) TO SEPTEMBER 30, 2003



                                         Common stock                Preferred stock          Additional
                                   -----------------------------------------------------       paid-in    Subscriptions
                                     Shares        Amount          Shares       Amount         capital     receivable
                                   ----------    ---------       -----------  ----------      ----------  -------------
Issuance of common stock for
    cash - October 2002               5,000              5             --             --          4,995             --

Issuance of common stock for
    cash - January 2003              26,000             26             --             --         25,974        (10,000)

Issuance of common stock for
    cash - February 2003             57,000             57             --             --         56,943         (2,000)

Issuance of common stock for
    cash - March 2003                10,000             10             --             --          9,990             --

Issuance of common stock for
    cash - April 2003                 5,000              5             --             --          4,995         (5,000)

Issuance of common stock for
    cash - May 2003                  15,000             15             --             --         14,985             --

Issuance of common stock for
    cash - June 2003                 20,000             20             --             --         19,980             --

Issuance of common stock for
    cash - September 2003           190,000            190             --             --        189,810             --

Issuance of common stock for
    services - August 2003            2,000              2             --             --          1,998             --

                                                     Deficit
                                                   accumulated
                                      during           Total
                                    development     stockholders'
                                        stage         deficit
                                    ------------   -------------
Issuance of common stock for
    cash - October 2002                     --          5,000

Issuance of common stock for
    cash - January 2003                     --         16,000

Issuance of common stock for
    cash - February 2003                    --         55,000

Issuance of common stock for
    cash - March 2003                       --         10,000

Issuance of common stock for
    cash - April 2003                       --             --

Issuance of common stock for
    cash - May 2003                         --         15,000

Issuance of common stock for
    cash - June 2003                        --         20,000

Issuance of common stock for
    cash - September 2003                   --        190,000

Issuance of common stock for
    services - August 2003                  --          2,000

                                 MEMS USA, INC.
                          (A DEVELOPMENT STAGE COMPANY)

                 STATEMENT OF STOCKHOLDERS' DEFICIT (CONTINUED)

         PERIOD FROM NOVEMBER 17, 2000 (INCEPTION) TO SEPTEMBER 30, 2003




                                                        Common stock                  Preferred stock               Additional
                                                -------------------------------------------------------              paid-in
                                                 Shares           Amount           Shares           Amount           capital
                                             --------------   --------------   --------------   --------------    --------------
Issuance of common stock for
    services - September 2003                         9,600               10               --               --             9,590

Issuance of Series "A" preferred stock for
    cash - June 2003                                     --               --           10,000               10            12,490

Issuance of Series "A" preferred stock for
    cash - July 2003                                     --               --           12,000               12            14,988

Issuance of Series "A" preferred stock for
    cash - August 2003                                   --               --           34,000               34            42,466

Issuance of Series "A" preferred stock for
    cash - September 2003                                --               --           30,000               30            37,470

Preferred stock dividends                                --               --               --               --            (6,100)

Net loss for the year ended
  September 30, 2003                                     --               --               --         (632,078)         (632,078)
                                             --------------   --------------   --------------   --------------    --------------


Balance at September 30, 2003                     5,015,600   $        5,016           86,000   $           86    $      616,398
                                             ==============   ==============   ==============   ==============    ==============

                                                                 Deficit
                                                                accumulated
                                                                  during              Total
                                             Subscriptions      development       stockholders'
                                               receivable          stage             deficit
                                             --------------    --------------    --------------
Issuance of common stock for
    services - September 2003                            --                --             9,600

Issuance of Series "A" preferred stock for
    cash - June 2003                                 (6,250)               --             6,250

Issuance of Series "A" preferred stock for
    cash - July 2003                                (12,500)               --             2,500

Issuance of Series "A" preferred stock for
    cash - August 2003                                   --                --            42,500

Issuance of Series "A" preferred stock for
    cash - September 2003                           (12,500)               --            25,000

Preferred stock dividends                                --                --            (6,100)

Net loss for the year ended
  September 30, 2003
                                             --------------    --------------    --------------


Balance at September 30, 2003                $      (50,300)   $     (851,205)   $     (280,005)
                                             ==============    ==============    ==============

                                 MEMS USA, INC.
                          (A DEVELOPMENT STAGE COMPANY)

                            STATEMENTS OF CASH FLOWS



                                                                            For the year ended
                                                                     --------------------------------    From November 17,
                                                                      September 30,     September 30,    2000 (inception) to
                                                                          2003              2002         September 30, 2003
                                                                     --------------    --------------    -------------------
CASH FLOWS PROVIDED BY (USED FOR) OPERATING ACTIVITIES:
    Net loss                                                         $     (632,078)   $     (219,127)   $     (851,205)
                                                                     --------------    --------------    --------------

    ADJUSTMENTS TO RECONCILE NET LOSS TO NET CASH
      USED FOR OPERATING ACTIVITIES:
      Depreciation                                                           13,186               714            13,900
      Common stock issued for services                                       11,600           176,000           187,600

    (INCREASE) DECREASE IN ASSETS:
      Contracts in process                                                  (70,000)               --           (70,000)
      Deposits                                                              (49,140)               --           (49,140)

    INCREASE IN LIABILITIES:
      Accounts payable and accrued expenses                                 271,238            43,713           314,951
      Accrued salaries to be paid by issuance of common
        stock                                                               228,250                --           228,250
                                                                     --------------    --------------    --------------

              Total adjustments                                             405,134           220,427           625,561
                                                                     --------------    --------------    --------------

              Net cash provided by (used for) operating activities         (226,944)            1,300          (225,644)
                                                                     --------------    --------------    --------------

CASH FLOWS USED FOR INVESTING ACTIVITIES -
    purchase of property and equipment                                     (147,796)               --          (147,796)
                                                                     --------------    --------------    --------------

CASH FLOWS PROVIDED BY FINANCING ACTIVITIES:
    Common stock issued for cash                                            307,189             1,200           308,389
    Series 'A' preferred stock issued for cash                               88,664                --            88,664
                                                                     --------------    --------------    --------------

              Net cash provided by financing activities                     395,853             1,200           397,053
                                                                     --------------    --------------    --------------

NET INCREASE IN CASH AND CASH EQUIVALENTS                                    21,113             2,500            23,613
CASH AND CASH EQUIVALENTS, beginning of period                                2,500                --                --
                                                                     --------------    --------------    --------------

CASH AND CASH EQUIVALENTS, end of period                             $       23,613    $        2,500    $       23,613
                                                                     ==============    ==============    ==============

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
    Income taxes paid                                                $           --    $           --    $           --
                                                                     ==============    ==============    ==============
    Interest paid                                                    $           --    $           --    $           --
                                                                     ==============    ==============    ==============

SUPPLEMENTAL DISCLOSURE OF NON-CASH FINANCING
  ACTIVITIES:
      Common stock issued for services                               $       11,600    $      176,000    $      187,600
                                                                     ==============    ==============    ==============
      Dividends accrued                                              $        6,100    $           --    $        6,100
                                                                     ==============    ==============    ==============
      Stock issued in exchange for subscriptions receivable          $       48,250    $        2,050    $       50,300
                                                                     ==============    ==============    ==============

                                 MEMS USA, INC.
                          (A DEVELOPMENT STAGE COMPANY)

                          NOTES TO FINANCIAL STATEMENTS

                     YEARS ENDED SEPTEMBER 30, 2003 AND 2002


(1)   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:

      NATURE OF BUSINESS:

            Mems USA, Inc. (the "Company") is currently a development stage company under the provisions of Statement of Financial Accounting Standards ("SFAS") No. 7 "Accounting and Reporting by Development Stage Enterprises" and was incorporated under the laws of the State of California on November 17, 2000. The company is in the business of providing Micro Electrical Mechanical Solutions for major scientific and engineering companies, using existing technology and patent rights furnished by the customers. The Company designs and engineers prototypes and manufactures products and systems for distribution by the customer.

      BASIS OF PRESENTATION AND GOING CONCERN CONSIDERATION:

            The accompanying financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which contemplate continuation of the Company as a going concern. However, the Company has no substantial established source of revenue. This matter raises substantial doubt about the Company's ability to continue as a going concern. These financial statements do not include any adjustments relating to the recoverability and classification of recorded asset amounts, or amounts and classification of liabilities that might be necessary should the Company be unable to continue as a going concern.

            Management plans to take the following steps that it believes will be sufficient to provide the Company with the ability to continue in existence. Management plans on a reverse merger into a public shell, prerequisite to the funding of approximately $2,000,000 in seed financing from a syndicate put together by investment bankers.

      FAIR VALUE OF FINANCIAL INSTRUMENTS:

            The Company measures its financial assets and liabilities in accordance with accounting principles generally accepted in the United States of America. For certain of the Company's financial instruments, including contracts in process, accounts payable, accrued expenses and deferred revenue, the carrying amounts approximate fair value due to their short maturities.

      USE OF ESTIMATES:

            The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

                                 MEMS USA, INC.
                          (A DEVELOPMENT STAGE COMPANY)

                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)

                     YEARS ENDED SEPTEMBER 30, 2003 AND 2002



(1)   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES, CONTINUED:

      CASH CONCENTRATION AND CASH EQUIVALENTS:

            Cash equivalents include all highly liquid debt investments with original maturities at three months or less which are not securing any corporate obligations. The Company maintains its cash in bank deposit accounts which, at times, may exceed federally insured limits. The Company has not experienced any losses in such accounts.

      CONTRACTS IN PROCESS:

            Costs incurred on contracts in process consists of development costs, engineering, materials and labor related to the development of prototype products for specific contracts with customers, net of reserves for any anticipated contract losses. At September 30, 2003, such costs related to one contract for which reserves of approximately $18,000 have been provided.

      PROPERTY AND EQUIPMENT:

            Property and equipment are stated at cost. Depreciation of property and equipment is provided by the straight-line method over their estimated useful lives.

      REVENUE RECOGNITION:

            The Company plans to follow the percentage of completion method of accounting for future contracts. However, because the Company has not yet established a history on which determinable estimates of revenues and costs can be made, the completed contract method of accounting is being applied for the one contract outstanding as of September 30, 2003.

      SHIPPING AND HANDLING COSTS:

            The Company will expense future shipping and handling costs, as incurred, and will include the expense in selling, general and administrative expenses.

      ADVERTISING COSTS:

            The Company will expense the cost of advertising as incurred. There was no advertising expense charged to operations for the two years ended September 30, 2003 and 2002 and for the period from inception (November 17, 2000) to September 30, 2003.

                                 MEMS USA, INC.
                          (A DEVELOPMENT STAGE COMPANY)

                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)

                     YEARS ENDED SEPTEMBER 30, 2003 AND 2002

(1)   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES, CONTINUED:

      INCOME TAXES:

            Provisions for future federal and state income taxes will be calculated on reported financial statement income based on the current tax law. Such provisions may differ from the amounts payable to tax authorities because certain items of income and expense, known as temporary differences, are recognized in different tax periods for financial reporting purposes than for income tax purposes. Deferred income taxes are recognized for the tax consequences in future years of differences between the tax basis of assets and liabilities and their financial reported amounts at each period end, based on enacted tax laws and statutory tax rates applicable to the period in which the differences are expected to affect taxable income. Valuation allowances are established, when necessary, to reduce deferred tax assets to the amount expected to be realized. There is no provision for income taxes for the periods presented. Net operating loss carryforwards have been offset in their entirety by a valuation allowance.

      COMPREHENSIVE INCOME:

            The Company utilizes SFAS No. 130, "Reporting Comprehensive Income." This statement establishes standards for reporting comprehensive income and its components in a financial statement. Comprehensive income as defined includes all changes in equity (net assets) during a period from non-owner sources. Comprehensive income is not presented in the Company's financial statements since the Company did not have any of the items of comprehensive income in the periods presented.

      EARNINGS PER SHARE:

            Basic loss per share is computed by dividing net loss attributable to common stockholders, after deducting preferred stock dividends, by the weighted average number of common shares outstanding. Common stock equivalents consisting of employee stock options (see Note 5) have been excluded because their effect is anti-dilutive.

      STOCK BASED COMPENSATION:

            The Company has elected to follow Accounting Principles Board Opinion No. 25, "Accounting for Stock Issued to Employees", APB 25 and related interpretations in accounting for its employee stock options because the alternative fair value accounting provided for under SFAS Statement No. 123, "Accounting for Stock-Based Compensation," ("SFAS 123") requires the use of option valuation models that were not developed for use in valuing employee stock options. Options granted to key consultants under the Plan are accounted for under SFAS 123 as interpreted by FIN 44. Under APB 25, because the exercise price of the Company's employee stock options equal or exceed the fair market value of the underlying stock on the date of grant, no compensation expense is recognized.

                                 MEMS USA, INC.
                          (A DEVELOPMENT STAGE COMPANY)

                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)

                     YEARS ENDED SEPTEMBER 30, 2003 AND 2002

(1)   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES, CONTINUED:

      STOCK BASED COMPENSATION, CONTINUED:

            Pro forma information regarding net loss and loss per share, pursuant to the requirements of SFAS 123, for the years ended September 30, 2003 and 2002, are as follows:

                                                                  2003              2002
                                                             --------------    --------------
            Net loss, as reported                            $     (632,078)   $     (219,127)

            Deduct:  Total stock-based employee
              compensation expense determined under the
              fair value Black-Scholes method with a 3%
              volatility and a 6% risk free rate of return
              assumption                                           (424,930)         (101,716)
                                                             --------------    --------------

            Pro forma net loss                               $   (1,057,008)   $     (320,843)
                                                             ==============    ==============

            Loss per share:
              Basic and diluted - as reported                $         (.13)   $         (.10)
                                                             ==============    ==============
              Basic and diluted - pro forma                  $         (.22)   $         (.15)
                                                             ==============    ==============

      RECENT ACCOUNTING PRONOUNCEMENTS:

            In October 2001, the FASB issued SFAS No. 143, "Accounting for Asset Retirement Obligations," which requires companies to record the fair value of a liability for asset retirement obligations in the period in which they are incurred. The statement applies to a company's legal obligations associated with the retirement of a tangible long-lived asset that results from the acquisition, construction, and development or through the normal operation of a long-lived asset. When a liability is initially recorded, the company would capitalize the cost, thereby increasing the carrying amount of the related asset. The capitalized asset retirement cost is depreciated over the life of the respective asset while the liability is accreted to its present value. Upon settlement of the liability, the obligation is settled at its recorded amount or the company incurs a gain or loss. The statement was effective for fiscal years beginning after June 30, 2002. The adoption did not have a material impact on the Company's financial position or results of operations.

                                 MEMS USA, INC.
                          (A DEVELOPMENT STAGE COMPANY)

                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)

                     YEARS ENDED SEPTEMBER 30, 2003 AND 2002

(1)   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES, CONTINUED:

      RECENT ACCOUNTING PRONOUNCEMENTS, CONTINUED:

            In October 2001, the FASB issued SFAS No. 144, "Accounting for the Impairment or Disposal of Long-Lived Assets". Statement 144
            addresses the accounting and reporting for the impairment or disposal of long-lived assets. The statement provides a single accounting model for long-lived assets to be disposed of. New criteria must be met to classify the asset as an asset held-for-sale. This statement also focuses on reporting the effects of a disposal of a segment of a business. This statement was effective for fiscal years beginning after December 15, 2001. The adoption did not have a material impact on the Company's financial position or results of operations.


            In April 2002, the FASB issued Statement No. 145, "Rescission of FASB Statements No. 4, 44, and 64, Amendment of FASB Statement No. 13, and Technical Corrections." This Statement rescinds FASB Statement No. 4, "Reporting Gains and Losses from Extinguishments of Debt", and an amendment of that Statement, FASB Statement No. 64, "Extinguishments of Debt Made to Satisfy Sinking-Fund Requirements" and FASB Statement No. 44, "Accounting for Intangible Assets of Motor Carriers". This Statement amends FASB Statement No. 13, "Accounting for Leases", to eliminate an inconsistency between the required accounting for sale-leaseback transactions and the required accounting for certain lease modifications that have economic effects that are similar to sale-leaseback transactions. The adoption did not have a material impact on the Company's financial position or results of operations.

            In June 2002, the FASB issued SFAS No. 146, "Accounting for Costs Associated with Exit or Disposal Activities", which addresses financial accounting and reporting for costs associated with exit or disposal activities and supersedes EITF Issue 94-3, "Liability Recognition for Certain Employee Termination Benefits and Other Costs to Exit an Activity (including certain Costs Incurred in a Restructuring)." SFAS No. 146 requires that a liability for a cost associated with an exit or disposal activity be recognized when the liability is incurred. SFAS No. 146 also establishes that the liability should initially be measured and recorded at fair value. The Company adopted the provisions of SFAS No. 146 for exit or disposal activities that were initiated after December 31, 2002. The adoption did not have a material impact on the Company's financial position or results of operations.


            In October 2002, the FASB issued SFAS No. 147, "Acquisitions of Certain Financial Institutions" which provides guidance on the accounting for the acquisition of a financial institution. SFAS No. 147 removes acquisitions of financial institutions from the scope of both FASB Statement No. 72 and FASB Interpretation No. 9 and requires that those transactions be account for in accordance with FASB Statements No. 141 and 142. Additionally, SFAS No. 147 amends FASB Statement No. 144, "Accounting for the Impairment or Disposal of Long-Lived Assets, to include in its scope long-term customer-relationship intangible assets of financial institutions. The adoption of this pronouncement did not have a material impact on the Company's financial position or results of operations.

                                 MEMS USA, INC.
                          (A DEVELOPMENT STAGE COMPANY)

                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)

                     YEARS ENDED SEPTEMBER 30, 2003 AND 2002

(1)   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES, CONTINUED:

      RECENT ACCOUNTING PRONOUNCEMENTS, CONTINUED:

            In November 2002, the FASB issued Interpretation No. (FIN) 45, "Guarantor's Accounting and Disclosure requirements for Guarantees, Including Indirect Guarantees of Indebtedness of Others." Among other things, the Interpretation requires guarantors to recognize, at fair value, their obligations to stand ready to perform under certain guarantees. FIN 45 is effective for guarantees issued or modified on or after January 1, 2003. The adoption of this pronouncement did not have a material impact on the Company's financial position or results of operations.


            In December 2002, the FASB issued SFAS No. 148, "Accounting for Stock-Based Compensation - Transition and Disclosure", which amends SFAS No. 123, "Accounting for Stock-Based Compensation", to provide alternative methods of transition for a voluntary change to the fair value based method of accounting for stock-based employee compensation. Additionally, SFAS No. 148 amends the disclosure requirements of SFAS No. 123, regardless of which method of accounting is chosen, to require prominent disclosures in both annual and interim financial statements about the method of accounting for stock-based employee compensation and the effect of the method used on reported results. The statement was effective for fiscal years beginning after December 15, 2002, with earlier application permitted in certain circumstances. The interim disclosure provisions are effective for financial reports containing financial statements for interim periods beginning after December 15, 2002. The adoption of this statement did not have a material impact on the Company's financial position or results of operations as the Company has not elected to change to the fair value based method of accounting for stock-based employee compensation.


            In January 2003, the FASB issued FIN 46, "Consolidation of Variable Interest Entities". FIN 46's consolidation criteria are based on analysis of risks and rewards, not control, and represent a significant and complex modification of previous accounting principles. FIN 46 represents an accounting change, not a change in the underlying economics of asset sales. The adoption of this pronouncement did not have a material impact on the Company's financial position or results of operations.


            During April 2003, the FASB issued SFAS 149 - "Amendment of Statement 133 on Derivative Instruments and Hedging Activities", effective for contracts entered into or modified after June 30, 2003, except as stated below and for hedging relationships designated after June 30, 2003. In addition, except as stated below, all provisions of this Statement should be applied prospectively.
            The provisions of this Statement that relate to Statement 133 Implementation Issues that have been effective for fiscal quarters that began prior to June 15, 2003, should continue to be applied in accordance with their respective effective dates. In addition, paragraphs 7(a) and 23(a), which relate to forward purchases or sales of when-issued securities or other securities that do not yet exist, should be applied to both existing contracts and new contracts entered into after June 30, 2003. The Company does not participate in such transactions, however, is evaluating the effect of this new pronouncement, if any, and will adopt FASB 149 within the prescribed time.

                                 MEMS USA, INC.
                          (A DEVELOPMENT STAGE COMPANY)

                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)

                     YEARS ENDED SEPTEMBER 30, 2003 AND 2002

(1)   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES, CONTINUED:

      RECENT ACCOUNTING PRONOUNCEMENTS, CONTINUED:


            During May 2003, the FASB issued SFAS 150 - "Accounting for Certain Financial Instruments with Characteristics of both Liabilities and Equity", effective for financial instruments entered into or modified after May 31, 2003, and otherwise is effective at the beginning of the first interim period beginning after June 15, 2003 for public companies. This Statement establishes standards for how an issuer classifies and measures certain financial instruments with characteristics of both liabilities and equity. It requires that an issuer classify a freestanding financial instrument that is within its scope as a liability (or an asset in some circumstances). Many of those instruments were previously classified as equity. Some of the provisions of this Statement are consistent with the current definition of liabilities in FASB Concepts Statement No. 6, Elements of Financial Statements. The Company is evaluating the effect of this new pronouncement and will adopt FASB 150 within the prescribed time


(2)   PROPERTY AND EQUIPMENT:

      A summary at September 30, 2003 is as follows:

                  Leasehold improvements                    $       71,741
                  Lab equipment                                     45,447
                  Furniture and equipment                           27,497
                  Computer equipment                                23,111
                                                            --------------

                                                                   167,796
                  Less accumulated depreciation                     13,900
                                                            --------------

                                                            $      153,896

      Depreciation expense charged to operations totaled $13,186 and $714 for the year ended September 30, 2003 and 2002, respectively.


(3)   INCOME TAXES:

      The reconciliation of the effective income tax rate to the Federal statutory rate is as follows:

                  Federal income tax rate                          40.0%
                  Current year losses                             (40.0)
                                                            -----------

                  Effective income tax rate                          --%
                                                            ===========

      The deferred tax asset results from net operating loss carryforwards of approximately $600,000, expiring in 2018. The resulting asset of approximately $250,000 is completely offset by a valuation allowance because of uncertainties as to its realization.

                                 MEMS USA, INC.
                          (A DEVELOPMENT STAGE COMPANY)

                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)

                     YEARS ENDED SEPTEMBER 30, 2003 AND 2002

(4)   STOCKHOLDERS' EQUITY:

      In November 2000, the Company issued 1,250,000 shares of its $0.001 par value common stock in consideration for organizational costs incurred by one of the founding members.

      In July 2002, the Company issued 3,250,000 shares of its $0.001 par value common stock as Founders' shares.

      In July 2002, the Company issued 26,000 shares of its $0.001 par value common stock in exchange for services.

      In July 2002, the Company issued 150,000 shares of its $0.001 par value common stock in exchange for services.

      In October 2002, the Company issued 5,000 shares of its $0.001 par value common stock for cash.

      In January 2003, the Company issued 26,000 shares of its $0.001 par value common stock for cash.

      In February 2003, the Company issued 57,000 shares of its $0.001 par value common stock for cash.

      In March 2003, the Company issued 10,000 shares of its $0.001 par value common stock for cash.

      In April 2003, the Company issued 5,000 shares of its $0.001 par value common stock for cash.

      In May 2003, the Company issued 15,000 shares of its $0.001 par value common stock for cash.

      In June 2003, the Company issued 20,000 shares of its $0.001 par value common stock for cash.

      In June 2003, the Company issued 10,000 shares of its $0.001 Series `A' Preferred stock for cash.

      In July 2003, the Company issued 12,000 shares of its $0.001 Series `A' Preferred stock for cash.

      In August 2003, the Company issued 2,000 shares of its $0.001 par value common stock for services.

      In August 2003, the Company issued 34,000 shares of its $0.001 Series `A' Preferred stock for cash.

                                 MEMS USA, INC.
                          (A DEVELOPMENT STAGE COMPANY)

                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)

                     YEARS ENDED SEPTEMBER 30, 2003 AND 2002

(4)   STOCKHOLDERS' EQUITY, CONTINUED:

      In September 2003, the Company issued 30,000 shares of its $0.001 Series `A' Preferred stock for cash.

      In September 2003, the Company issued 190,000 shares of its $0.001 par value common stock for cash.

      In September 2003, the Company issued 9,600 shares of its $0.001 par value common stock in-exchange for services.

      The preferred shares receive a dividend of 8% of the Liquidation Preference Amount (i.e. face amount of shares plus unpaid dividends, if any). Dividends will accrue from the issue date with the first payment due on September 20, 2003 for the period ending September 30, 2003 and are payable each quarter thereafter, on December 20th, March 20th, June 20th and September 20th. The preferred shares are convertible at any time into one share of the Common Stock of Mems USA, Inc. at a price of $1.25 per share. The preferred shares are also redeemable by the Company for cash at any time 24 months after the Series A 8% Convertible Preferred Stock is issued by making a cash payment equal to $1.50 per share plus all accrued but unpaid dividends.

      In connection with the employment agreements referred to in Note (6), the Company has the option to repurchase the 4,500,000 founders shares for a three-year period of time until the Company becomes profitable, for $.001 per share. In the event of a merger or change in control this option expires.


(5)   EMPLOYEE STOCK OPTIONS:

      In connection with the employment agreements referred to in Note (6), the Company has granted options to certain key executives to acquire common stock of the Company ("Options").

      The number and weighted average exercise prices of all options granted for the years ended September 30, 2003 and 2002 are as follows:

                                                      2003                       2002
                                              ----------------------    ----------------------
                                                           Average                   Average
                                                          Exercise                   Exercise
                                               Number       Price        Number        Price
      Outstanding at beginning of the year    2,250,000   $     1.00           --   $       --
      Granted during the year                   230,000         1.33    2,250,000         1.00
      Outstanding at end of the year          2,480,000         1.03    2,250,000         1.00
      Exercisable at end of the year              8,000         1.25           --           --
      Exercised during the year                      --           --           --           --
      Cancelled during the year                      --           --           --           --

                                 MEMS USA, INC.
                          (A DEVELOPMENT STAGE COMPANY)

                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)

                     YEARS ENDED SEPTEMBER 30, 2003 AND 2002

(6)   COMMITMENTS:

      The Company leases the facility used for its operations under a lease agreement expiring December 31, 2008. The following is a schedule by years of future minimum base rental payments, excluding operating expenses, required under the operating lease, which represents non-cancelable lease terms in excess of one year as of September 30, 2003:

                  Year ending September 30,
                      2004                               $       98,280
                      2005                                       98,280
                      2006                                       98,280
                      2007                                       98,280
                      2008                                       24,570
                                                         --------------

                                                         $      417,690
                                                         ==============

      Rent expense amounted to $94,810 for the year ended September 30, 2003. (None for fiscal 2002.)

      The Company has employment agreements with certain key executives through 2006 providing aggregate annual compensation of approximately $800,000.


(7)   SUBSEQUENT EVENTS:

      Subsequent to September 30, 2003, the Company issued 182,600 common shares with an estimated fair value of $1.25 as consideration for accrued salaries payable of $228,250.

      In October 2003, the Company entered into an additional employment agreement for the services of a scientist. The agreement calls for annual compensation of $37,000 through October 2006. In connection with this agreement, the individual was granted options for the purchase of 80,000 shares at $1.25 per share, exercisable over a period of three years.

                                                                       Exhibit 2

                                 MEMS USA, INC.
                          (A Development Stage Company)

                                  BALANCE SHEET
                                  June 30, 2004

                                                                    (Unaudited)
                                                                      June 30
                                                                       2004
                                                                    -----------
              ASSETS

Current Assets:
  Cash and cash equivalents                                         $    58,272
  Joint venture investment                                                  350
  Contracts in progress, net of reserves                                    257
                                                                    -----------

              Total current assets                                       58,879
                                                                    -----------


Property and equipment, net                                             228,423
Deposits                                                                343,880
                                                                    -----------

                 Total assets                                       $   631,182
                                                                    ===========


              LIABILITIES AND STOCKHOLDERS' DEFICIT

Current Liabilities:
  Accounts payable and accrued expenses                             $   151,152
  Liability to be satisfied through the issuance of shares            1,874,080
                                                                    -----------

              Total current liabilities                               2,025,232
                                                                    -----------


Stockholders' Deficit:
  Convertible preferred stock, Series A, $.001 par value,
   1,200,000 authorized, none issued and outstanding
  Common stock, par value $.001 per share,
   100,000,000 authorized, 13,385,779 shares issued and
   outstanding                                                           13,386
  Stock subscriptions receivable                                         (2,249)
  Additional paid in capital                                          1,419,424
  Accumulated deficit during development stage                       (2,824,611)
                                                                    -----------

              Total stockholders' deficit                            (1,394,050)
                                                                    -----------

                                                                    $   631,182
                                                                    ===========

                                 MEMS USA, INC.
                                 --------------
                          (A Development Stage Company)

STATEMENTS OF OPERATIONS AND RETAINED EARNINGS (ACCUMULATED DEFICIT)
                                   (Unaudited)

                                                    Nine-Months Ended  Nine-Months Ended   Three-Months Ended   Three-Months Ended
                                                         June 30            June 30             June 30              June 30
                                                          2004                2003                2004                2003
                                                   --------------------------------------------------------------------------------
CONTINUING OPERATIONS:

Revenues:
  Contract revenue                                              95,350                                  95,350

Costs:
  Contract costs                                    $          495,931                                 280,952
  General and administrative expenses                        1,174,712            126,401              444,149              68,007
  Expenses related to merger                                   350,360
                                                   --------------------------------------------------------------------------------

             Net income (loss)
               from continuing operations                   (1,926,003)          (126,401)            (629,751)            (68,007)
                                                   --------------------------------------------------------------------------------


Retained earnings (accumulated deficit),
   beginning of period                                        (898,958)          (201,677)          (2,194,860)           (260,071)
                                                   --------------------------------------------------------------------------------

Retained earnings (accumulated deficit),
   end of period                                    $       (2,824,611)          (328,078)          (2,824,611)           (328,078)
                                                   ================================================================================

Net income (loss) per share:

Net Income (loss) per share, basic and diluted      $            (0.16)             (0.02)               (0.05)              (0.01)
                                                   ================================================================================

Weighted average number of common
    shares outstanding, basic:                              11,913,477          8,118,778           13,385,779           8,212,099
                                                   ================================================================================

                                                    From November 17,
                                                    2000 (inception) to
                                                      June 30, 2004
                                                    -------------------
CONTINUING OPERATIONS:

Revenues:
  Contract Income                                               95,350

Costs:
  Contract costs                                     $         514,338
  General and administrative expenses                        2,055,263
  Expenses related to merger                                   350,360
                                                   --------------------

             Net income (loss)
               from continuing operations                   (2,824,611)
                                                   --------------------


Retained earnings (accumulated deficit),
   beginning of period                                               0
                                                    -------------------

Retained earnings (accumulated deficit),
   end of period                                     $      (2,824,611)
                                                    ===================

                                 MEMS USA, INC.
                          (A Development Stage Company)

                             STATEMENT OF CASH FLOWS
                                   (Unaudited)

                                                                                                                   From
                                                                  Nine-Months Ended     Nine-Months Ended   November 17, 2000
                                                                       June 30              June 30          (inception) to
                                                                         2004                 2003           June 30, 2004
                                                                ----------------------------------------  --------------------
Cash flows provided by (used for) operating activities:
   Net Loss                                                           $(1,926,003)           (126,401)        $(2,824,611)
                                                                      -------------------------------         -----------

 Adjustments to reconcile net loss to net cash
   provided by (used for) operating activities:
    Depreciation                                                           30,268                                  44,168
    Common stock issued for services                                      350,360                                 748,610

 (Increase) decrease in assets:
     Contracts in progress                                                156,493                                  86,143
     Joint Venture investment                                                (350)                                   (350)
     Deposits                                                            (294,740)            (49,140)           (343,880)

 Increase (decrease) in liabilities:
    Accounts payable and accrued expenses                                 (59,444)                                 25,050
    Accrued salaries                                                     (161,695)
    Payroll taxes payable                                                  52,220                                  99,013
    Liability for stock subscribed                                      1,874,080                               1,874,080
    Accrued interest payable                                                                                       20,989
    Dividends payable                                                                                               6,100
    Increase in loan payable                                                                   77,500
    Deferred revenue                                                      (28,333)             28,333
                                                                      -------------------------------         -----------
         Total adjustments                                              1,918,859              56,693           2,559,923

         Net cash provided by (used for) operating activities              (7,144)            (69,708)           (264,688)

Cash flows from investing activities:
 Purchase of fixed assets                                                 (97,297)            (53,194)           (272,591)
 Loss on discontinued operations
                                                                      -------------------------------         -----------
         Net cash provided by (used for) investing activities:            (97,297)            (53,194)           (272,591)

Cash flows from financing activities:
 Increase in subscriptions receivable                                        (151)              3,700              (2,249)
 Dividends
 Issuance of preferred and common stock                                   139,251             145,500             597,800
                                                                      -------------------------------         -----------
         Net cash flows provided by (used for) financing
            activities:                                                   139,100             149,200             595,551

Net Increase (decrease) in cash and cash
 equivalents during the period                                             34,659              26,298              58,272

Cash and cash equivalents, beginning of period                             23,613               2,500                   0
                                                                      -------------------------------         -----------

Cash and cash equivalents, end of period                                   58,272              28,798         $    58,272
                                                                      ===============================         ===========

Supplemental disclosure of cash flow information:
 Income taxes paid                                                    $        --                             $        --
                                                                      ===============================         ===========
 Interest paid                                                        $        --                             $        --
                                                                      ===============================         ===========

Supplemental disclosure of non-cash financing activities:
 Common stock issued for services                                     $   350,360                             $   748,610
                                                                      ===========                             ===========
 Dividends accrued                                                    $        --                             $        --
                                                                      ===========                             ===========
 Stock issued in exchange for subscriptions receivable                $        --                             $        --
                                                                      ===========                             ===========
 Issuance of Series A preferred stock in satisfaction                 $   228,250                             $   228,250
                                                                      ===========                             ===========

                                 MEMS USA, INC.
                                 AND SUBSIDIARY
                          (A DEVELOPMENT STAGE COMPANY)

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
              NINE MONTHS ENDED JUNE 30, 2004 AND 2003 (UNAUDITED)

(1)   Nature of Business:

      MEMS USA, Inc. (the "Company") is currently a development stage company under the provisions of Statement of Financial Accounting Standards ("SFAS") No. 7 "Accounting and Reporting by Development Stage Enterprises" and was incorporated under the laws of the State of California on November 17, 2000. The Company is in the business of providing Micro Electrical Mechanical Solutions for major scientific and engineering companies, using existing technology and patent rights furnished by the customers. The Company designs and engineers prototypes and manufactures products and systems for distribution by the customer.

      The accompanying unaudited consolidated financial statements of MEMS USA, Inc., (MEMS USA, Inc. - a Nevada "public shell" company "MEMS NV" and its subsidiary MEMS USA, Inc. - a California non-public corporation "MEMS CA" together), "The Company" have been prepared in conformity with accounting principles generally accepted in the United States of America for interim financial information and with the instructions to Form 10-QSB. Accordingly, they do not include all of the information and footnotes required by accounting principles generally accepted in the United States of America for complete financial statements. In the opinion of management, all adjustments considered necessary for fair presentation have been included.

(2)   Exchange Transaction:

      On January 28, 2004 the Registrant entered into an Agreement and Plan of Reorganization to acquire all of the issued and outstanding common stock of MEMS USA, Inc. (a California Corporation and private company, "MEMS CA" in exchange for up to 10,000,000 shares (post split) of the registrant's common stock. Each of MEMS CA's outstanding common shares were converted into 1.7125634 shares of MEMS NV (formerly known as Lumalite Holdings, Inc a public company with 3,385,779 shares outstanding prior to the transaction), subject to adjustment for the elimination of fractional shares. No fractional shares were issued. Instead, cash equal to $2.50 per share of eliminated fractional shares will be paid to the stockholders. At the closing, MEMS CA became a wholly-owned subsidiary and the MEMS CA stockholders were issued 10,000,000 shares, owning approximately 80% of the outstanding common stock. Since the former stockholders of MEMS CA became the controlling stockholders of the company after the transaction, it was accounted for as an acquisition of MEMS NV by MEMS CA, using reverse merger accounting.

(3)   Stock Exchange:

      In connection with the aforementioned exchange transaction, the Company effected a 1.7125634 to one stock split. The retroactive effect of the split has been made for all periods presented.

                                 MEMS USA, INC.
                                 AND SUBSIDIARY
                          (A DEVELOPMENT STAGE COMPANY)

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
              NINE MONTHS ENDED JUNE 30, 2004 AND 2003 (UNAUDITED)

(4)   Interim Financial Statements:

      The accompanying unaudited financial statements for the nine months ended June 30, 2004 and 2003 include all adjustments (consisting of only normal recurring accruals), which, in the opinion of management, are necessary for a fair presentation of the results of operations for the periods presented. Interim results are not necessarily indicative of the results to be expected for a full year. These unaudited financial statements should be read in conjunction with the audited financial statements for the period from November 17, 2000 (inception) to September 30, 2003, to be included in an amendment to the company's Form 8-K.

(5)   Going Concern Consideration:

      As discussed above (Nature of Business), the accompanying financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which contemplate continuation of the Company as a going concern. The Company's primary operations and sources of revenue are currently being developed. MEMS CA revenue streams have been established, yet as a development stage enterprise, these streams remain to be classified as consistently substantial on an ongoing basis. This characteristic raises doubt about the Company's ability to continue as a going concern. The financial statements do not include any adjustments relating to the recoverability and classification of recorded asset amounts, or amounts and classification of liabilities that might be necessary, should the Company be unable to continue as a going concern.

      The Company has undergone a merger and plan of reorganization, obtaining all outstanding shares of MEMS CA as of February 18, 2004. MEMS NV exchanged 10,000,000 shares of MEMS NV common stock for all of the outstanding common and preferred stock of MEMS CA. Management plans to issue remaining shares of MEMS NV through syndicators and investment bankers in order to provide financing for ongoing operations. During the nine months ended June 30, 2004, the Company generated common stock subscriptions totaling $1,874,080. The funds for these shares have been collected and the shares will be issued upon the closing of the current offering.

(6)   Private Placement of Securities:

      In connection with a private placement of securities in the quarter ended June 30, 2004, the Company received $1,874,080 for the sale of its shares in a private offering transaction. The transaction originally provided for the sale of up to $1,500,000 (subsequently increased by consent of MEMS' board) in shares of the Company's unregistered common stock, $.001 par value per share, in minimum investment amounts of $10,000, sold to accredited investors within the meaning of Rule 501(a) of regulation D of the Securities Act of 1933. The shares will be priced at a 30% discount from the closing price posted on the OTCBB on the day that the investment amount is received by the Company.

                                 MEMS USA, INC.
                                 AND SUBSIDIARY
                          (A DEVELOPMENT STAGE COMPANY)

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
              NINE MONTHS ENDED JUNE 30, 2004 AND 2003 (UNAUDITED)

(6)   Private Placement of Securities, Continued:

      As the shares related to the $1,874,080 receipts have not yet been issued the amounts are classified in the accompanying balance sheet as a liability to be satisfied through issuance of shares. On July 13, 2004, the unregistered shares of common stock were issued.